UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 5, 2006

ESSEX PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

001-13106
(Commission File Number)
Maryland	77-0369576
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices) (Zip Code)

(650) 494-3700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c)

Item 8.01 Other Events

On February 5, 2006, we announced in a press release that Oriole Partnership LLC, a joint venture investment vehicle formed among Essex Property Trust, Inc. (NYSE: ESS), UBS Wealth Management - North American Property Fund Limited, and AEW Oriole Co-Investment, LLC, has improved its definitive offer to acquire all the outstanding common shares of The Town and Country Trust (NYSE: TCT) to $38.50 per TCT share in an all cash transaction that is not subject to any financing contingency. The full text of the press release issued in connection with this announcement is incorporated herein by reference and attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a) - (b) Not applicable.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release issued by Essex Property Trust, Inc., dated February 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2006

Essex Property Trust, Inc.
By: /s/ Michael T. Dance
Michael T. Dance Executive Vice President & Chief Financial Officer